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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 USC 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Form 10-QSB for the three months ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Farber, the Chief Executive Officer, and I, Larry Dalesandro, the Chief Operating Officer of Lannett Company, Inc. (the "Company"), hereby certify, to the best of our knowledge, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;

        2. The financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in the Report;





Dated: February 3, 2003                 s/William Farber
                                        --------------------
                                        William Farber,
                                        Chairman of the Board and
                                        Chief Executive Officer


Dated: February 3, 2003                 s/Larry Dalesandro
                                        --------------------
                                        Larry Dalesandro,
                                        Chief Operating Officer







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